UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                February 2, 2005


                             CEC ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


            Kansas                       0-15782                 48-0905805
(State or other jurisdiction of        (Commission              (IRS Employer
incorporation or organization)         File Number)          Identification No.)

                            4441 West Airport Freeway
                               Irving, Texas 75062
                     (Address of principal executive offices
                                  and zip code)

                                 (972) 258-8507
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)).

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

     (a) On February 1, 2005, CEC Entertainment, Inc. (the "Company") issued a press release announcing that the Board of the Directors of the Company, including its Audit Committee, has concluded on January 31, 2005, that the Company will restate certain of its prior period financial statements, to correct certain errors contained therein, and, accordingly, such financial statements should no longer be relied upon. A copy of that press release (the "Press Release") is attached hereto as Exhibit 99.1 and is incorporated in this Item 4.02(a) by reference. Management of the Company discussed the matters disclosed in this Current Report on Form 8-K pursuant to Item 4.02(a) with the Company's independent registered public accounting firm, Deloitte & Touche LLP. The Company is unaware of any evidence that the restatement is due to any material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the securities laws.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibit is filed herewith:

         Exhibit No.           Description
         -----------          -------------
            99.1               Press Release dated February 1, 2005.


     The information contained in Item 9.01(c) is furnished to, but not filed with, the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CEC ENTERTAINMENT, INC.


Date:  February 1, 2005                     By:  /s/ Christopher D. Morris
                                                 ----------------------------
                                                 Christopher D. Morris
                                                 Senior Vice President,
                                                 Chief Financial Officer